                   TABLE OF CONTENTS

     Letter to Shareholders......................   1
     Dividend Reinvestment Plan..................   3
     Portfolio of Investments....................   4
     Statement of Assets and Liabilities.........   9
     Statement of Operations.....................  10
     Statement of Changes in Net Assets..........  11
     Financial Highlights........................  12
     Notes to Financial Statements...............  13
     Report of Independent Auditors..............  16

    ACD ANR 2/96

                             LETTER TO SHAREHOLDERS




               [PHOTO OF DENNIS J. MCDONNELL AND DON G. POWELL]
February 8, 1996

Dear Shareholder,
  For most investors, it would be hard to surpass the success enjoyed during 1995. The stock and bond markets enjoyed substantial gains, driven by a combination of continuing economic growth and low inflation. The strength of equity and fixed-income securities in 1995 was particularly impressive because it followed a year in which both markets declined. People who remained invested during 1995 generally shared in the growth of the markets, while investors who retreated after 1994's downturn may have missed out on the double-digit returns.
  The rebound in the markets last year reinforces the importance of maintaining a long-term perspective for your investments. While the environment for stocks and bonds remains positive, it is unlikely that 1996 will see a repeat of the markets' strong 1995 performance. However, over the long-term, stocks have outperformed virtually all other types of investments, and convertible securi-ties seek to provide regular income with the potential for capital apprecia-tion.

ECONOMIC OVERVIEW
  The U.S. economy grew throughout 1995, but the rate of growth slowed toward year-end. The gross domestic product (the value of all goods and services pro-duced in the United States) grew at an annual rate of more than 4 percent in the third quarter of 1995, but slowed to an estimated 2 to 3 percent in the fourth quarter of the year, with retail and auto sales particularly sluggish. The slower growth rate eased concerns about a rise in inflation and allowed the Federal Reserve Board in late December to lower short-term interest rates by a quarter-percentage point. Just as the Fed's raising of short-term rates in 1994 helped slow economic growth in 1995, the reduction in rates during the latter half of 1995 was expected to help generate moderate economic growth in 1996.
  The cut in short-term rates, combined with modest growth forecasts, was viewed by the financial markets as a positive event, pushing up both stock and bond prices. For example, the Standard & Poor's 500-Stock Index achieved a to-tal return of 37.45 percent for the year. The yield on 10-year Treasury notes was 5.57 percent on December 31, 1995, compared to 7.82 percent a year earlier. Many observers expect the Fed to cut rates further if Congress and the Presi-dent are able to reach an agreement on the federal budget, provided economic conditions justify further easing.

PERFORMANCE SUMMARY
  Convertible securities typically offer relatively high yields and the poten-tial for appreciation. Like other fixed-income securities, declining interest rates boosted the value of convertible bonds and convertible preferred stocks during the past year. Convertible securities also benefited from rising stock prices. As a result, during the year ended December 31, 1995, Van Kampen Ameri-can Capital Convertible Securities, Inc., formerly American Capital Convertible Securities, Inc., achieved a total return at market price of 28.88 percent.
This return reflects an increase in market price per share on the New York
Stock Exchange from $18.13 on December 31, 1994, to $21.38 on December 31,
1995.
                                                           Continued on page two

  For the same period, the Lipper Convertible Securities Fund Index, an unman-aged index that reflects the performance of the largest convertible securities funds, produced a total return of 20.78 percent and does not reflect any sales charges that would be paid by an investor purchasing the securities it repre-sents. The Standard & Poor's 500-Stock Index, a broad-based, unmanaged index, which reflects general stock market performance, achieved a total return of
37.45 percent. The S&P 500-Stock Index is an unmanaged, statistical composite and does not reflect any commissions or fees that would be paid by an investor purchasing the securities it represents.
  In contrast to other convertible bond funds, the Van Kampen American Capital Convertible Securities Fund invests primarily in investment grade bonds. The Fund also is diversified across a wide range of industries.

CORPORATE NEWS
  As you may have noticed in the performance summary, your Fund has a new name. At the beginning of January all former Van Kampen Merritt and American Capital closed-end funds assumed the Van Kampen American Capital name. Please look un-der the new heading "VnKmAC" to find your Fund's price in your daily newspaper.

OUTLOOK
  Looking ahead, we are cautiously optimistic. We expect the economy to grow at a rate of 2 to 3 percent throughout 1996, with growth stronger in the second half of the year as the full impact of the Fed's rate cuts take effect. Lower rates will have the greatest impact on interest-sensitive industries, such as housing. Although inflation appears to be under control, there probably will be some upward pressure in 1996 as lower interest rates generate increased eco-nomic activity.
  The current economic conditions are ideal for stocks, especially the stocks of smaller companies, since they tend to be affected less by economic cycles. The outlook for the fixed-income market--including convertible bonds--is posi-tive, too. In the near-term, we believe domestic markets will benefit from a stable U.S. dollar and increased business activity driven in part by a number of recently announced strategic reorganizations of some of the nation's blue chip industry leaders.
  During recent months, debate over tax reform and the federal deficit has dom-inated the agenda in Washington. Now that we are in a presidential election year, tax reform likely will replace the budget battle as the top issue in Washington. There has been varied speculation about the impact of these issues on the economy and on various types of investments. We are following the tax reform debate very closely, and we will keep you updated on this issue through-out the year.
  We appreciate your continued confidence in your investment with Van Kampen American Capital, and we look forward to communicating with you again regarding the performance of your Fund.

Sincerely,

/s/ Don G. Powell                  /s/ Dennis J. McDonnell
Don G. Powell                      Dennis J. McDonnell
Chairman                           President
Van Kampen American Capital        Van Kampen American Capital
Asset Management, Inc.             Asset Management, Inc.

                           DIVIDEND REINVESTMENT PLAN


--------------------------------------------------------------------------------
The Fund pays distributions in cash, but if you own more than 100 shares in your own name, you may elect to participate in the Fund's dividend reinvestment plan (the "Plan"). Under the Plan, shares will be issued by the Fund at net as-set value on a date determined by the Board of Directors between the record and payable dates on each distribution; however, if the market price, including brokerage commissions, is less than the net asset value, the amount of the dis-tribution will be paid to the Fund's custodian, State Street Bank and Trust Company ("State Street"), which will buy such shares as are available at prices below the net asset value. (If the market price is not significantly less than the net asset value, it is possible that open market purchases of shares may increase the market price so that such price plus brokerage commissions would equal or exceed the net asset value of such shares.) If State Street cannot buy the necessary shares at less than net asset value before the distribution date, the balance of the distribution will be made in authorized but unissued shares of the Fund at net asset value. The cost per share will be the average cost, including brokerage commissions, of all shares purchased. Since all shares pur-chased form the Fund are at net asset value, there will be no dilution, and no brokerage commissions are charged on such shares.
  You will receive tax information annually for your personal records and to help you prepare your federal income tax return. The automatic reinvestment of dividends and capital gain distributions does not relieve you of any income tax which may be payable (or required to be withheld) on dividends or distribu-tions.
  You may begin or discontinue participation in the Plan at any time by written notice to the address below. If you withdraw from the Plan, you may rejoin at any time if you own of record the required 100 shares. Elections and termina-tions will be effective for distributions declared after receipt. If you with-draw from the Plan, a certificate for the whole shares and a check for the fractional shares, if any, credited to your Plan account will be sent as soon as practicable after receipt of your election to withdraw. Except for brokerage commissions, if any, which are borne by Plan participants, all costs of the Plan are borne by the Fund. The Fund reserves the right to amend or terminate the Plan on 30 days' written notice prior to the record date of the distribu-tion for which such amendment or termination is effective.
  Record stockholders should address all notices, correspondence, questions or other communications about the Plan to:

                      STATE STREET BANK AND TRUST COMPANY
                                 P.O. BOX 8200
                             BOSTON, MA 02266-8200
                                 1-800-821-1238

  If your shares are not held directly in your name, you should contact your brokerage firm, bank or other nominee for more information and to see if your nominee will participate in the Plan on your behalf. If you participate through your broker and choose to move your account to another broker, you will need to re-enroll in the Plan through your new broker.

                            PORTFOLIO OF INVESTMENTS

                               December 31, 1995

--------------------------------------------------------------------------------
                                               See Notes to Financial Statements

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
         DOMESTIC CONVERTIBLE CORPORATE
         OBLIGATIONS 48.9%
         CONSUMER DISTRIBUTION 5.2%
 $   500 Baby Superstores, Inc.................    4.875% 10/01/00 $   582,500
     300 Danka Business Systems................    6.750  04/01/02     425,250
     770 Federated Dept Stores, Inc............    5.000  10/01/03     779,625
     750 Office Depot, Inc., LYON..............       **  11/01/08     431,250
     370 Pier 1 Imports, Inc...................    6.875  04/01/02     399,600
     750 Price Co..............................    6.750  03/01/01     759,375
     715 Staples, Inc..........................    4.500  10/01/00     718,575
                                                                   -----------
                                                                     4,096,175
                                                                   -----------
         CONSUMER DURABLES 4.3%
     675 Continental Homes Holding Corp........    6.875  11/01/02     801,562
     900 Exide Corp............................    2.900  12/15/05     648,000
     850 Gencorp, Inc..........................    8.000  08/01/02     864,875
     825 Pacific Dunlop........................    6.750  07/02/97     829,125
     400 Zenith Electronics Corp...............    6.250  04/01/11     284,000
                                                                   -----------
                                                                     3,427,562
                                                                   -----------
         CONSUMER NON-DURABLES 1.8%
     765 American Brands, Inc..................    7.625  03/05/01     803,250
     550 Far East Textiles.....................    4.000  10/07/06     629,750
                                                                   -----------
                                                                     1,433,000
                                                                   -----------
         CONSUMER SERVICES 9.1%
   1,400 ADT Operations, Inc., LYON............       **  07/06/10     665,000
     785 American Media........................       **  05/15/97     651,550
   3,000 Discovery Zone, Inc., LYON............       **  10/14/13     772,500
     712 Prime Hospitality Corp................    7.000  04/15/02     740,480
   3,800 Time Warner, Inc. LYON................       **  12/17/12   1,311,000
   1,089 Time Warner, Inc......................    8.750  01/10/15   1,127,958
         Turner Broadcasting System, Inc.,
   2,450 LYON..................................       **  02/13/07   1,114,750
     465 Wendy's International, Inc............    7.000  04/01/06     798,638
                                                                   -----------
                                                                     7,181,876
                                                                   -----------
         ENERGY 4.9%
     775 Ashland, Inc..........................    6.750  07/01/14     771,125
   1,025 Consolidated Natural Gas Co...........    7.250  12/15/15   1,062,156
   1,550 SFP Pipeline Holdings, Inc............   11.163  08/15/10   2,008,872
                                                                   -----------
                                                                     3,842,153
                                                                   -----------
         FINANCE 6.6%
     140 American Travellers Corp..............    6.500  10/01/05     193,550
     300 Central International.................   10.000  08/07/96     151,500
     750 Fifth Third Bancorp...................    4.250  01/15/98     875,625
   1,280 Henderson Capital International.......    4.500  10/27/96   1,315,200
       4 Merrill Lynch Mortgage, STRYPES.......    6.500  08/15/98     226,172

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)   Description                              Coupon  Maturity Market Value
-------------------------------------------------------------------------------
 $   480 Statesman Group, Inc..................   6.250%  05/01/03 $   487,200
     240 Trenwick Group, Inc...................   6.000   12/15/99     283,200
         United Company's Financial Corp,
      14 PRIDES................................   6.750   07/01/00     719,740
   1,650 USF&G Corp............................      **   03/03/09     961,125
                                                                   -----------
                                                                     5,213,312
                                                                   -----------
         HEALTH CARE 3.1%
   2,250 Alza Corp, LYON.......................      **   07/14/14     918,281
     430 Chiron Corp...........................   1.900   11/17/00     439,675
     140 Genzyme Corp..........................   6.750   10/01/01     170,800
     725 United Technologies Corp., PEN........      **   09/08/97     945,219
                                                                   -----------
                                                                     2,473,975
                                                                   -----------
         PRODUCER MANUFACTURING 3.4%
     670 Cooper Industries, Inc................   7.050   01/01/15     690,100
     500 Thermo Electron Corp..................   5.000   04/15/01     843,750
   1,100 Valhi, Inc., LYON.....................      **   10/20/07     429,000
     874 WMX Technologies, Inc.................   2.000   01/24/05     751,640
                                                                   -----------
                                                                     2,714,490
                                                                   -----------
         RAW MATERIALS/PROCESSING
         INDUSTRIES 0.5%
     400 Sappi Limited.........................   7.500   08/01/02     378,000
                                                                   -----------
         TECHNOLOGY 5.6%
     675 Analog Devices, Inc...................   3.500   12/01/00     723,937
     400 C-Cube Microsystems...................   5.875   11/01/05     834,000
     580 First Financial Management............   5.000   12/15/99     940,325
       9 Salomon, Inc., ELKS...................   5.000   11/01/96     930,140
     300 Telxon Corp...........................   5.750   01/01/03     321,000
     795 Unisys Corp...........................   8.250   08/01/00     707,550
                                                                   -----------
                                                                     4,456,952
                                                                   -----------
         TRANSPORTATION 0.5%
     400 Delta Airlines, Inc...................   3.230   06/15/03     385,500
                                                                   -----------
         UTILITIES 3.9%
     565 LDDS Communications...................   5.000   08/15/03     596,075
   1,205 Potomac Electric Power Co.............   5.000   09/01/02   1,123,662
       8 Sprint Corp, DECKS....................   8.250   03/31/00     284,946
   3,000 U S Cellular Corp, LYON...............      **   06/15/15   1,050,000
                                                                   -----------
                                                                     3,054,683
                                                                   -----------
         TOTAL DOMESTIC CONVERTIBLE CORPORATE OBLIGATIONS (Cost     38,657,678
             $36,035,556).......................................
                                                                   -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description             Market Value
-----------------------------------------------
           DOMESTIC COMMON
           STOCK 18.6%
           CONSUMER
           DISTRIBUTION 0.6%
     20    Wal-Mart Stores, Inc... $   447,500
                                   -----------
           CONSUMER DURABLES 1.9%
     27    Chrysler Corp..........   1,467,438
                                   -----------
           CONSUMER NON-
           DURABLES 1.8%
           Philip Morris
      8    Companies, Inc. .......     724,000
     12    Quaker Oats Co.........     396,750
      6    Ralston Purina Group...     343,063
                                   -----------
                                     1,463,813
                                   -----------
           CONSUMER SERVICES 0.4%
      5    Disney (Walt) Co.......     295,000
                                   -----------
           ENERGY 3.2%
      8    Amoco Corp.............     556,169
     12    Enron Corp.............     457,500
      9    Exxon Corp. ...........     721,125
     10    Texaco, Inc............     785,000
                                   -----------
                                     2,519,794
                                   -----------
           FINANCE 1.0%
           Aetna Life & Casualty
      6    Co. ...................     415,500
      4    Cigna Corp.............     371,700
                                   -----------
                                       787,200
                                   -----------
           HEALTH CARE 1.3%
     16    Merck & Co, Inc........   1,052,000
                                   -----------
           PRODUCER
           MANUFACTURING 0.9%
           Rockwell International
     14    Corp...................     740,250
                                   -----------
           RAW
           MATERIALS/PROCESSING
           INDUSTRIES 0.9%
      4    Freeport-McMoran, Inc..     165,020
           Freeport-McMoran,
           Inc., Copper and Gold,
     19    Class B................     528,131
                                   -----------
                                       693,151
                                   -----------
           TECHNOLOGY 3.2%
      8    Boeing Co. ............     627,000
      4    Intel Corp.............     238,350
           International Business
     10    Machines Corp..........     871,625
 *    3    Microsoft Corp. .......     263,250
           National Semiconductor
 *   25    Corp. .................     565,061
                                   -----------
                                     2,565,286
                                   -----------
           TRANSPORTATION 0.3%
      4    Conrail, Inc...........     280,000
                                   -----------
           UTILITIES 3.1%
      6    AT&T Corp..............     375,550
     10    Bellsouth Corp.........     435,000
     18    GTE Corp...............     792,000
           MCI Communications
     19    Corp...................     491,150

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Number
 of Shares
 (000)     Description             Market Value
-----------------------------------------------
 *   10    WorldCom, Inc.......... $   352,500
                                   -----------
                                     2,446,200
                                   -----------
            TOTAL DOMESTIC COMMON
           STOCK (Cost
           $13,147,518).............14,757,632
                                   -----------
           CONVERTIBLE PREFERRED
           STOCK 17.5%
           CONSUMER
           DISTRIBUTION 0.8%
           Alco Standard, $5.04,
      8    ACES...................     641,250
                                   -----------
           CONSUMER SERVICES 2.9%
           Bally Entertainment,
     60    PRIDES, 8.000%.........     817,500
           SCI Finance, N.V.,
     20    LLC, 6.250%............   1,450,400
                                   -----------
                                     2,267,900
                                   -----------
           ENERGY 2.3%
           Columbia Gas System,
      8    Inc., DECS, 5.220%.....     302,625
           Enron Corp., ACES,
      8    6.250%.................     198,000
           Occidental Petroleum
     13    Co., 7.750%............     721,500
           Williams Companies,
      8    $3.50..................     620,550
                                   -----------
                                     1,842,675
                                   -----------
           FINANCE 6.2%
           American General
     23    Corp., MIPS, 6.000%....   1,178,438
      6    Citicorp, $5.375.......   1,033,200
           Conseco, Inc., Series
     12    D, $3.25...............     636,000
           SunAmerica, Series E,
      7    $3.10..................     458,500
           Sovereign Bancorp,
     15    $3.125.................     855,000
           St. Paul Companies,
      6    MIPS, 6.000%...........     337,500
           Union Planters Corp.,
     10    $2.00..................     396,250
                                   -----------
                                     4,894,888
                                   -----------
           PRODUCER
           MANUFACTURING 0.6%
           Corning Glass Works,
      9    MIPS, 6.000%...........     453,375
                                   -----------
           RAW
           MATERIALS/PROCESSING
           INDUSTRIES 2.9%
           Freeport-McMoRan,
           Inc., Copper and Gold,
     47    $1.25..................   1,272,575
           James River Corp.,
     12    DECS, $1.55............     289,850
     12    Owens Corning, $3.25...     720,000
                                   -----------
                                     2,282,425
                                   -----------
           TECHNOLOGY 1.8%
      4    Ceridian Corp., $2.75..     342,250
           General Motors Corp.,
     15    $3.25..................   1,098,750
                                   -----------
                                     1,441,000
                                   -----------
            TOTAL CONVERTIBLE
           PREFERRED STOCK (Cost
           $11,804,122)...........  13,823,513
                                   -----------
           FOREIGN COMMON
           STOCK 1.4%
     18    National Power, ADR....     166,500
     20    Powergen, PLC, ADR.....     265,125
      5    Royal Dutch Petroleum..     705,625
                                   -----------
            TOTAL FOREIGN COMMON
           STOCK (Cost
           $1,058,624)............   1,137,250
                                   -----------

                                               See Notes to Financial Statements

                               December 31, 1995

--------------------------------------------------------------------------------

 Par
 Amount
 (000)  Description                                Coupon  Maturity Market Value
---------------------------------------------------------------------------------
        FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS 7.2%
 $  400 Amer Group...............................  6.250%  06/15/03  $   368,000
    500 HD Finance (Hysan).......................  6.750   06/01/00      535,000
    500 MBL International........................  3.000   11/30/02      580,000
    700 Magna International, Inc.................  5.000   10/15/02      712,250
  2,250 Roche Holdings, Inc., LYON...............     **   04/20/10      998,437
  1,800 Rogers Communications, LYON..............     **   05/20/13      657,000
    900 S.A.B. Finance Corp......................  7.500   08/02/98      913,500
    240 Sandoz Limited...........................  2.000   10/06/02      227,700
    600 Swiss Re Finance Bermuda, Ltd............  2.000   07/06/00      714,000
                                                                     -----------
        TOTAL FOREIGN CONVERTIBLE CORPORATE OBLIGATIONS (Cost
           $5,205,325)............................................     5,705,887
                                                                     -----------
        COMMERCIAL PAPER 6.8%
  3,000 Associates Corp of North America.........  6.000   01/02/96    2,998,000
  2,405 General Electric Capital Corp............  5.850   01/02/96    2,403,437
                                                                     -----------
         TOTAL COMMERCIAL PAPER (Cost $5,401,437).................     5,401,437
                                                                     -----------
 TOTAL INVESTMENT (Cost $72,652,582) 100.4%.......................    79,483,397
 OTHER ASSETS AND LIABILITIES, NET (0.4%).........................      (349,615)
                                                                     -----------
 NET ASSETS 100%..................................................   $79,133,782
                                                                     -----------

 *Non-income producing security
**Zero coupon bond
ACES--automatically convertible equity securities
DECKS--Debt exchangeable for common stock
DECS--dividend enhanced convertible stock
ELKS--equity linked security, traded in shares
LYON--liquid yield option notes
MIPS--monthly income paying security
PEN--pharmaceutical exchange note
PRIDES--preferred redeemable increased dividend equity security
STRYPES--structured yield product exchangeable for stock

                                               See Notes to Financial Statements

                      STATEMENT OF ASSETS AND LIABILITIES

                               December 31, 1995

-------------------------------------------------------------------------------

ASSETS
Investments, at market value (Cost $72,652,582)..................  $79,483,397
Cash.............................................................        3,027
Interest and dividends receivable................................      657,853
Receivable for investments sold..................................      163,374
Other assets and receivables.....................................       31,272
                                                                   -----------
 TOTAL ASSETS....................................................   80,338,923
                                                                   -----------
LIABILITIES
Payable for investments purchased................................    1,107,389
Due to Adviser...................................................       33,041
Accrued expenses.................................................       64,711
                                                                   -----------
 TOTAL LIABILITIES...............................................    1,205,141
                                                                   -----------
 NET ASSETS, equivalent to $24.41 per share on 3,241,824 shares of common stock outstanding.....................................  $79,133,782
                                                                   -----------
NET ASSETS WERE COMPRISED OF:
Common stock, par value $1 per share; 12,500,000 shares
 authorized; 3,251,324 shares issued, of which 9,500 shares are held in treasury................................................  $ 3,251,324
Capital surplus..................................................   68,188,728
Undistributed net realized gain on securities....................      916,747
Net unrealized appreciation of investments.......................    6,830,815
Undistributed net investment income..............................      102,795
                                                                   -----------
                                                                    79,290,409
Less cost of treasury shares.....................................     (156,627)
                                                                   -----------
NET ASSETS.......................................................  $79,133,782
                                                                   -----------

                                               See Notes to Financial Statements

                            STATEMENT OF OPERATIONS

                          Year Ended December 31, 1995

--------------------------------------------------------------------------------

INVESTMENT INCOME
Interest...........................................................  $ 1,188,667
Dividends..........................................................    3,109,806
                                                                     -----------
 Investment income.................................................    4,298,473
                                                                     -----------
EXPENSES
Management fees....................................................      382,525
Shareholder service agent's fees and expenses......................       51,769
Accounting services................................................       56,504
Directors' fees and expenses.......................................       25,181
Audit fees.........................................................       16,800
Custodian fees.....................................................       21,081
Legal fees.........................................................       12,614
Reports to shareholders............................................       21,993
Registration and filing fees.......................................       15,072
State franchise fees...............................................        5,104
Miscellaneous......................................................        5,732
                                                                     -----------
 Total expenses....................................................      614,375
                                                                     -----------
NET INVESTMENT INCOME..............................................    3,684,098
                                                                     -----------
REALIZED AND UNREALIZED GAIN ON SECURITIES
Net realized gain on securities....................................    3,573,846
Net unrealized appreciation of securities during the period........    7,901,701
                                                                     -----------
NET REALIZED AND UNREALIZED GAIN ON SECURITIES.....................   11,475,547
                                                                     -----------
INCREASE IN NET ASSETS RESULTING FROM OPERATIONS...................  $15,159,645
                                                                     -----------

                                               See Notes to Financial Statements

                       STATEMENT OF CHANGES IN NET ASSETS


--------------------------------------------------------------------------------

                                                       Year Ended December 31
                                                       ------------------------
                                                              1995         1994
--------------------------------------------------------------------------------
NET ASSETS, beginning of period......................  $70,076,751  $80,669,376
                                                       -----------  -----------
OPERATIONS
 Net investment income...............................    3,684,098    3,529,348
 Net realized gain on securities.....................    3,573,846      893,910
 Net unrealized appreciation (depreciation) of
  securities during the period.......................    7,901,701   (9,212,251)
                                                       -----------  -----------
 Increase (decrease) in net assets resulting from
 operations..........................................   15,159,645   (4,788,993)
                                                       -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM
 Net investment income...............................   (3,728,234)  (3,566,966)
 Net realized gain on securities.....................   (2,374,380)    (893,910)
 Excess of book-basis net realized gain on securities
 (See Note 1E).......................................           --   (1,342,756)
                                                       -----------  -----------
 Total distributions.................................   (6,102,614)  (5,803,632)
                                                       -----------  -----------
INCREASE (DECREASE) IN NET ASSETS....................    9,057,031  (10,592,625)
                                                       -----------  -----------
NET ASSETS, end of period (including undistributed
 net investment income of $102,795 and $67,616,
 respectively).......................................  $79,133,782  $70,076,751
                                                       -----------  -----------

                                               See Notes to Financial Statements

                              FINANCIAL HIGHLIGHTS

  Selected data for a share of common stock outstanding throughout each of the periods indicated.

--------------------------------------------------------------------------------

                                              Year Ended December 31
                                       ----------------------------------------
                                          1995     1994    1993    1992    1991
--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE
Net asset value, beginning of period.   $21.62   $24.88  $23.64  $22.23  $19.41
                                       -------  -------  ------  ------  ------
INCOME FROM INVESTMENT OPERATIONS
 Investment income...................     1.33     1.28    1.36    1.37    1.50
 Expenses............................     (.19)    (.19)   (.21)  (.195)   (.18)
                                       -------  -------  ------  ------  ------
Net investment income................     1.14     1.09    1.15   1.175    1.32
Net realized and unrealized gain
 (loss) on securities................   3.5325    (2.56)   2.01   1.415    2.90
                                       -------  -------  ------  ------  ------
Total from investment operations.....   4.6725    (1.47)   3.16    2.59    4.22
                                       -------  -------  ------  ------  ------
LESS DISTRIBUTIONS FROM (see Note 1E)
 Net investment income...............    (1.15)   (1.10)  (1.12)  (1.18)  (1.40)
 Net realized gains on securities....   (.7325)    (.28)   (.80)     --      --
 Excess of book-basis net realized
  gain on securities.................       --     (.41)     --      --      --
                                       -------  -------  ------  ------  ------
Total distributions..................  (1.8825)   (1.79)  (1.92)  (1.18)  (1.40)
                                       -------  -------  ------  ------  ------
Net asset value, end of period.......   $24.41   $21.62  $24.88  $23.64  $22.23
                                       -------  -------  ------  ------  ------
Market price, end of period..........   $21.38   $18.13  $22.38  $20.38  $19.25
                                       -------  -------  ------  ------  ------
TOTAL RETURN, at net asset value ....   23.42%   (5.29%) 14.50%  12.84%  23.32%
TOTAL RETURN, at market price........   28.88%  (11.71%) 19.43%  12.31%  24.68%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (millions).    $79.1    $70.1   $80.7   $76.6   $72.1
Average net assets (millions)........    $76.5    $75.1   $80.4   $72.1   $66.7
Ratios to average net assets
 Expenses............................     .80%     .82%    .87%    .88%    .89%
 Net investment income...............    4.82%    4.70%   4.60%   5.28%   6.41%
Portfolio turnover rate..............     127%     111%    128%     87%    168%

                                               See Notes to Financial Statements

                         NOTES TO FINANCIAL STATEMENTS


-------------------------------------------------------------------------------

NOTE 1--SIGNIFICANT ACCOUNTING POLICIES
Van Kampen American Capital Convertible Securities, Inc. (the "Fund", formerly American Capital Convertible Securities, Inc.) is registered under the Invest-ment Company Act of 1940, as amended, as a diversified closed-end management investment company. The Fund seeks to provide income, capital appreciation, and conservation of capital by investing in convertible bonds and preferred stocks.
  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The prep-aration of financial statements in conformity with generally accepted account-ing principles requires management to make estimates and assumptions that affect the amounts reported. Actual amounts may differ from the estimates.

A. INVESTMENT VALUATIONS-Securities listed or traded on a national securities exchange are valued at the last sale price. Unlisted securities and listed se-curities for which the last sale price is not available are valued at the mean between the last reported bid and asked price.
  Short-term investments with a maturity of 60 days or less when purchased are valued at amortized cost, which approximates market value. Short-term invest-ments with a maturity of more than 60 days when purchased are valued based on market quotations until the remaining days to maturity becomes less than 61 days. From such time, until maturity, the investments are valued at amortized cost.
  Fund investments include lower rated debt securities which may be more sus-ceptible to adverse economic conditions than other investment grade holdings. These securities are often subordinated to the prior claims of other senior lenders and uncertainties exist as to an issuer's ability to meet principal and interest payments. Debt securities rated below investment grade and compa-rable unrated securities represented approximately 27% of the investment port-folio at the end of the period.

B. REPURCHASE AGREEMENTS-A repurchase agreement is a short-term investment in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may in-vest independently in repurchase agreements, or transfer uninvested cash bal-ances into a pooled cash account along with other investment companies advised by Van Kampen American Capital Asset Management, Inc. (the "Adviser"), the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is re-quired to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

-------------------------------------------------------------------------------
C. FEDERAL INCOME TAXES-No provision for federal income taxes is required be-cause the Fund has elected to be taxed as a "regulated investment company" un-der the Internal Revenue Code and intends to maintain this qualification by annually distributing all of its taxable net investment income and taxable net realized capital gains to its shareholders.

D. INVESTMENT TRANSACTIONS AND REALIZED INVESTMENT INCOME-Investment transac-tions are accounted for on the trade date. Realized gains and losses on in-vestments are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date. Interest income is accrued weekly. Issuers of payment-in-kind securities may make dividend or interest payments by issu-ing additional stocks or bonds in lieu of cash payments.

E. DIVIDENDS AND DISTRIBUTIONS-Dividends and distributions to shareholders are recorded on the record date. The Fund distributes tax basis earnings in accor-dance with the minimum distribution requirements of the Internal Revenue Code, which may differ from generally accepted accounting principles. Such dividends or distributions may exceed financial statement earnings.

F. DEBT DISCOUNT AND PREMIUM-The Fund accounts for discounts and premiums on the same basis as is used for federal income tax reporting. Accordingly, orig-inal issue discounts on debt securities purchased are amortized over the life of the security. Premiums on debt securities are not amortized. Market dis-counts are recognized at the time of sale as realized gains for book purposes and ordinary income for tax purposes.

NOTE 2--MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES
The Adviser serves as investment manager of the Fund. Management fees are paid monthly, based on the average weekly net assets of the Fund at an annual rate of .50% of the first $150 million, .45% of the next $100 million, .40% of the next $100 million, and .35% of the amount in excess of $350 million.
  Accounting services include the salaries and overhead expenses of the Fund's Treasurer and the personnel operating under his direction. Charges are allo-cated among investment companies advised by the Adviser. For the period, these charges included $7,409 as the Fund's share of the employee costs attributable to the Fund's accounting officers. A portion of the accounting services ex-pense was paid to the Adviser in reimbursement of personnel, facilities and equipment costs attributable to the provision of accounting services to the Fund. The services provided by the Adviser are at cost.
  Certain officers and directors of the Fund are officers and directors of the Adviser.

-------------------------------------------------------------------------------

NOTE 3--INVESTMENT ACTIVITY
During the period, the cost of purchases and proceeds from sales of invest-ments, excluding short-term investments, were $88,780,695 and $87,435,205, re-spectively.
  For federal income tax purposes, the identified cost of investments owned at the end of the period was $72,656,370. Net unrealized appreciation aggregated $6,827,027, gross unrealized appreciation of investments aggregated $8,414,114 and gross unrealized depreciation of investments aggregated $1,587,087.

NOTE 4--DIRECTOR COMPENSATION
Fund directors who are not affiliated with the Adviser are compensated by the Fund at the annual rate of $1,416 plus a fee of $94 per Board meetings attend-ed. During the period, such fees aggregated $23,625.

NOTE 5--QUARTERLY DATA (UNAUDITED)
The following is a summary of quarterly results of operations for each of the two years in the period ended December 31, 1995.

                                                Quarter Ended
                          -------------------------------------------------------------
                              3/31/95      6/30/95     9/30/95    12/31/95        Total
----------------------------------------------------------------------------------------
Net realized and
 unrealized gain (loss):
 on securities..........  $ 3,530,042  $ 2,876,335  $1,975,686 $ 3,093,484  $11,475,547
 on securities per
  share.................         1.08          .89         .60       .9625       3.5325
Total investment income.    1,114,590    1,100,474   1,064,287   1,019,122    4,298,473
Net investment income...      958,384      946,500     910,546     868,668    3,684,098
Net investment income
 per share..............          .30          .29         .28         .27         1.14
                                                Quarter Ended
                          -------------------------------------------------------------
                              3/31/94      6/30/94     9/30/94    12/31/94        Total
----------------------------------------------------------------------------------------
Net realized and
 unrealized gain (loss):
 on securities..........  $(3,788,187) $(3,073,156) $1,559,014 $(3,016,012) $(8,318,341)
 on securities per
  share.................        (1.16)        (.94)        .47        (.93)       (2.56)
Total investment income.      998,290    1,039,323   1,034,118   1,076,032    4,147,763
Net investment income...      822,503      881,617     870,592     954,636    3,529,348
Net investment income
 per share..............          .25          .27         .27         .30         1.09

                         REPORT OF INDEPENDENT AUDITORS


TO THE SHAREHOLDERS AND BOARD OF DIRECTORS OF
VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio of Van Kampen American Capital Convertible Securities, Inc., as of December 31, 1995, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
  We conducted our audit in accordance with generally accepted auditing stan-dards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial high-lights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of De-cember 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant esti-mates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.
  In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Van Kampen American Capital Convertible Securities, Inc. at December 31, 1995, the results of its operations for the year then ended, the changes in its net as-sets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles.

ERNST & YOUNG LLP

Houston, Texas
February 9, 1996

            VAN KAMPEN AMERICAN CAPITAL CONVERTIBLE SECURITIES, INC.

BOARD OF DIRECTORS
DONALD M. CARLTON
A. BENTON COCANOUGHER
STEPHEN R. GROSS
NORMAN HACKERMAN
ROBERT D.H. HARVEY
ALAN G. MERTEN
STEVE MULLER
F. ROBERT PAULSEN
R. RICHARDSON PETTIT
DON G. POWELL
ALAN B. SHEPARD, JR.
MILLER UPTON
BENJAMIN N. WOODSON

OFFICERS
DON G. POWELL
Chairman of the Board and President

CURTIS W. MORELL
Vice President and Treasurer

JAMES H. BEHRMANN
DENNIS J. MCDONNELL
RONALD A. NYBERG
ALAN T. SACHTLEBEN
PAUL R. WOLKENBERG
Vice Presidents

TANYA M. LODEN
Vice President and Controller

NORI L. GABERT
Vice President and Secretary

J. DAVID WISE
Vice President and Assistant Secretary

PERRY F. FARRELL
M. ROBERT SULLIVAN
Assistant Treasurers
INVESTMENT ADVISER

VAN KAMPEN AMERICAN CAPITAL ASSET MANAGEMENT, INC.
2800 Post Oak Blvd. Houston, Texas 77056

SHAREHOLDER SERVICE AGENT

BOSTON FINANCIAL DATA SERVICES, INC.
P.O. Box 366 Boston, Massachusetts 02101

CUSTODIAN

STATE STREET BANK AND TRUST CO.
225 Franklin Street Boston, Massachusetts 02110

INDEPENDENT AUDITORS

ERNST & YOUNG LLP
1221 McKinney St.
Houston, Texas 77010

NEW YORK STOCK EXCHANGE SYMBOL: ACS

                         INQUIRIES ABOUT AN INVESTOR'S
                           ACCOUNT SHOULD BE REFERRED
                         TO THE FUND'S TRANSFER AGENT:
                      Boston Financial Data Services, Inc.
                                  P.O. Box 366
                          BOSTON, MASSACHUSETTS 02101
                           Telephone: (800) 821-1238

(C) Van Kampen American Capital Distributors, Inc., 1996 All rights reserved. SM denotes a service mark of Van Kampen American Capital Distributors, Inc.